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                                                                   Exhibit 11(i)



                        Consent of Independent Auditors

We consent to the references to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the use of our report dated November 17, 1995, in the Post-Effective Amendment No. 11 to the Registration Statement (Form N-1A) and related Prospectus of the State Bond U.S. Government and Agency Securities Fund.

                                                /s/Ernst & Young LLP

                                                   Ernst & Young LLP


Kansas City, Missouri
December 27, 1995